FST Shares:    ITCXX

Before you invest, you may want to review the Goldman Sachs Financial Square Tax-Exempt California Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 29, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Fund seeks to provide shareholders with income exempt from California personal income tax by investing in obligations the interest on which is exempt from these taxes (“California Obligations”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

FST Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

FST Shares
Management Fees	0.35%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.41%

2        SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND — FST SHARES

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in FST Shares of the Fund for the time periods indicated and then redeem all of your FST Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
FST Shares	$ 42	$ 132	$ 230	$ 518

PRINCIPAL STRATEGY

The Fund pursues its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) (“Net Assets”) in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of the bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax (“AMT”). In addition, the Fund will invest at least 80% of its Net Assets in California Obligations. The Investment Adviser ordinarily expects that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may invest in short-term taxable instruments for temporary investment purposes.

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

PRINCIPAL RISKS OF THE FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

California Risk. The Fund intends to invest primarily in California Obligations. The Fund’s investments are, therefore, affected by political and economic developments within this state, and by the financial condition of this state, its public authorities and political sub-divisions. If California or any of its local governmental entities are unable to meet their financial obligations, the Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Issuers of California Obligations continue to experience difficulties in the current economic and political environment. The Fund is classified as “non-diversified” for regulatory purposes.

Credit/Default Risk. An issuer or guarantor of a security held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. This also includes the risk of default on foreign letters of credit, guarantees or insurance policies that back municipal securities. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.

Geographic and Sector Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business or political development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually

3        SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND — FST SHARES

high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.

Regulatory Risk. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Investment Adviser is evaluating the potential impact of these changes which have a phase in compliance period ranging from July, 2015 through October, 2016.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Tax Risk. Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio holdings and/or the ability of the Fund to pay federal tax-exempt dividends and state tax-exempt dividends. The Fund would not be a suitable investment within IRAs, other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal, state or local tax consequences of their investments.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s FST Shares from year to year; and (b) the average annual total returns of the Fund’s FST Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling 1-800-621-2550.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
FST Shares (Inception 10/4/88)	0.01%	0.02%	1.06%	2.22%

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

BUYING AND SELLING FUND SHARES

Generally, FST Shares may be purchased only through certain banks, brokers, registered investment advisers and other financial institutions authorized to receive such orders (“Authorized Institutions”). The minimum initial investment requirement imposed upon Authorized Institutions for the purchase of FST Shares is generally $10 million, and there is no minimum imposed upon additional investments. Authorized Institutions may, however, impose a minimum amount for initial and additional investments in FST Shares, and may establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through an Authorized Institution.

TAX INFORMATION

The Fund’s distributions that are designated as “exempt interest dividends” are generally not subject to federal income tax. To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. The Fund intends to avoid investments which pay interest that is a preference item in determining AMT liability.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND — FST SHARES

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

FSINSSUM5-14